Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-1l(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1995 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona on May 10, 1995 at 10:00 a.m. local time.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                          Sincerely,




                                          /s/ MORTON FLEISCHER
                                          ---------------------------------
                                          Morton Fleischer, President and
March 31, 1995                            Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 10, 1995


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America (the "Company") will be held on Wednesday, May 10, 1995 at 10:00 a.m. local time, at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

         1. To elect nine directors to the Board of Directors.

         2. To consider and vote upon a proposal to approve the Company's 1995 Stock Option and Incentive Plan.

         3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1995.

         4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

        Only shareholders of record at the close of business on March 15, 1995 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

        You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                        By Order of the Board of Directors


                                        /s/ CHRISTOPHER H. VOLK
                                        ------------------------------------
                                        Christopher H. Volk, Secretary

Scottsdale, Arizona
Dated:  March 31, 1995

                    FRANCHISE FINANCE CORPORATION OF AMERICA

                          SCOTTSDALE PERIMETER CENTER
                          17207 NORTH PERIMETER DRIVE
                           SCOTTSDALE, ARIZONA 85255

    -----------------------------------------------------------------------


                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 10, 1995

    -----------------------------------------------------------------------


                              GENERAL INFORMATION

        Franchise Finance Corporation of America (the "Company") was organized in June 1993 to facilitate the consolidation by merger (the "Consolidation") of Franchise Finance Corporation of America I, a Delaware corporation ("FFCA I") and eleven public real estate limited partnerships (the "Partnerships") with and into the Company. The Consolidation was completed on June 1, 1994 and the Company's shares commenced trading on the New York Stock Exchange (the "NYSE") on June 29, 1994. The Company invests in franchised restaurant real estate and will elect at the time it files its first tax return to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended.

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona, on May 10, 1995 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 31, 1995.

         Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice in each matter by marking the appropriate box on the enclosed Proxy card; and (iii) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

         All shares of the Company's common stock, $.01 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.





                                     VOTING

         Only persons holding Shares of record at the close of business on March 15, 1995 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 40,250,719 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors. An affirmative vote of a majority of the votes cast at the Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

         Those Shares present, in person or by proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Under the rules of the NYSE, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on all proposals contained in this Proxy except such brokers cannot vote on the proposal to approve the Company's 1995 Stock Option and Incentive Plan.

         Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Votes cast by proxy will be tabulated by an automated system administered by Gemisys Corporation, the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    It is intended that the Shares represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if re-elected. If elected, each nominee will serve until the 1996 Annual Meeting of Shareholders or until their earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.

         There are no arrangements or understandings between or among any of the officers or directors and any other person pursuant to which any officer or director was selected as such. There are no family relationships among any directors and executive officers of the Company.

         The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding their authority to vote for one or more director nominees.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION
                   OF THE NOMINEES TO THE BOARD OF DIRECTORS



DIRECTORS

         The following table sets forth certain information with respect to the directors of the Company (all of whom are nominees for re-election):

                              Principal Occupation or Employment During the Past                  Director of the
   Name and Age                            Five Years; Other Directorships                         Company Since
  --------------              --------------------------------------------------                  ----------------
Morton Fleischer              Director, President and Chief Executive Officer of                    June 22, 1993
(58)                          the Company.  Former  President,  Chief  Executive
                              Officer  and  director  of  FFCA I (a  predecessor
                              corporation of the Company) since its formation in
                              1980.  Mr.  Fleischer  has acted as an  individual
                              general partner (or general partner of the general
                              partner)  of  the  public   limited   partnerships
                              involved in the  Consolidation.  In addition,  Mr.
                              Fleischer is a general partner (or general partner
                              of the general  partner) in the  following  public
                              limited  partnerships  whose  investments  are set
                              forth  in  parentheticals:   Participating  Income
                              Properties  1986, L.P. ("PIP 86") (travel plazas);
                              Participating  Income  Properties II, L.P. (travel
                              plazas);   Participating   Income  Properties  III
                              Limited  Partnership  (travel plazas);  Guaranteed
                              Hotel Investors 1985, L.P. ("GHI")  (hotels);  and
                              Scottsdale   Land   Trust   Limited    Partnership
                              ("Scottsdale      Trust")     (commercial     land
                              development).

Robert W. Halliday            Chairman of the Board of the  Company.  Previously                   June 22, 1993
(75)                          the Chairman of the Board of FFCA I (a predecessor
                              corporation of the Company) since its formation in
                              1980.  Mr.  Halliday  is a limited  partner of the
                              general  partner  for PIP 86,  GHI and  Scottsdale
                              Trust.  Mr.  Halliday  has served as a director of
                              several   publicly   held  American  and  Canadian
                              companies,  including  Great Pacific  Corporation,
                              Mitchell Energy & Development  Corporation,  Boise
                              Cascade Corporation and Jim Pattison Enterprises.

Willie R. Barnes              Corporate and securities law attorney.  Partner in                   March 14, 1995
(63)                          the law firm of  Musick,  Peeler &  Garrett  since
                              June 1992.  Sole  practitioner  from February 1992
                              until  June  1992.  Partner  in the  law  firm  of
                              Katten, Muchin Zavis & Weitzman from March 1991 to
                              January  1992.  Partner  in the law  firm of Wyman
                              Kuchel Kuchel & Silbert from January 1989 to March
                              1991. Member of the Section of Business Law of the
                              American   Bar   Association   and  the   Advisory
                              Board-Institute for Corporate Counsel, in addition
                              to other  committees.  Mr. Barnes was appointed as
                              the  Commissioner of Corporations for the State of
                              California  in  1975  and  was  appointed  to  the
                              California    Senate   Commission   on   Corporate
                              Governance,   Shareholder  Rights  and  Securities
                              Transactions.  Director  and  Secretary,  American
                              Shared Hospital Services.


William C. Foxley             President of Foxley Cattle  Company.  From 1983 to                   August 1, 1994
(60)                          1993, Mr. Foxley served as a consultant to a group
                              of  investment  limited  partnerships  managed  by
                              Bridge Capital of Teaneck, New Jersey. Chairman of
                              the Board of the Museum of  Western  Art in Denver
                              and a  director  of the  Buffalo  Bill  Historical
                              Center in Cody, Wyoming.

Donald C. Hannah              Chairman  and  Chief  Executive  Officer  of  U.S.                   August 1, 1994
(62)                          Properties,  Inc.  Member of the Chief  Executives
                              Organization    and    the    World    Presidents'
                              Organization.  Director of the Precision  Standard
                              Corporation    (NASDAQ),    the   Samoth   Capital
                              Corporation and the Marine Resources Foundation.

Louis P. Neeb                 President of Neeb Enterprises,  Inc., a restaurant                   August 1, 1994
(55)                          consulting  firm. Mr. Neeb was President and Chief
                              Executive  Officer of Spaghetti  Warehouse,  Inc.,
                              from 1991 to January  1993 and  President of Geest
                              Foods, PLC from September 1989 to June 1991, prior
                              to  which  he  served  as   President   and  Chief
                              Executive  Officer of Taco  Villa.  Mr. Neeb spent
                              ten years  with the  Pillsbury  Company in various
                              positions   which    included:    Executive   Vice
                              President,   Pillsbury;  Chairman  of  the  Board,
                              Burger   King;   and   President,   Steak  'N  Ale
                              Restaurants.  Mr.  Neeb  is  also  a  director  of
                              Showbizz  Pizza Time,  Inc.  and was  previously a
                              director of On the Border Cafes, Inc.

Kenneth B. Roath              Chairman  and Chief  Executive  Officer  of Health                   August 1, 1994
(59)                          Care Property Investors,  Inc. Chairman, member of
                              the Executive  Committee and a member of the Board
                              of Governors of the National  Association  of Real
                              Estate Investment Trusts.

Wendell J. Smith              Employed  by  the  State  of   California   Public                   August 1, 1994
(62)                          Employees Retirement System ("CALPERS"),  starting
                              in November 1964 until his  retirement in December
                              1991.   Mr.  Smith  is   President  of  W.J.S.   &
                              Associates,  which he  established  in 1984,  as a
                              consultant  to pension funds and pension fund real
                              estate  advisors.  He  previously  served  for two
                              years on the Western Advisory Board of the Federal
                              National Mortgage Association ("FNMA") and for two
                              years on the National  Advisory Board of FNMA. Mr.
                              Smith  also  serves  as  a  director  of  Shurgard
                              Storage Centers (NASDAQ).


Casey J. Sylla                Senior Vice  President and has been an officer and                   August 1, 1994
(51)                          head   of  the   Securities   Department   of  The
                              Northwestern   Mutual   Life   Insurance   Company
                              ("Northwestern")  since  1992.  From 1989 to 1991,
                              Mr. Sylla was President of FFCA Fiduciary  Capital
                              Corporation   ("FCC"),   which  was  the  managing
                              general   partner   of  FFCA   Fiduciary   Capital
                              Management Company ("FCM"), which was the managing
                              general  partner  of  and  investment  advisor  to
                              Fiduciary  Capital  Partners,   L.P.  ("FCP")  and
                              Fiduciary Capital Pension Partners, L.P. ("FCPP").
                              Mr. Fleischer was formerly a majority  shareholder
                              of FCC and an individual  general  partner of FCM.
                              During the  period  from 1989 to 1991,  Mr.  Sylla
                              also served as Chief Investment Officer of FCP and
                              FCPP and Co-Chairman of the Advisory Board of FCM.
                              Mr.  Sylla  also  serves  as  a  director  of  NML
                              Corporation   (a   wholly-owned    subsidiary   of
                              Northwestern) and Baird Financial Corporation (the
                              holding  company  for Robert W. Baird  Company,  a
                              registered broker dealer).




BOARD MEETINGS

         The Board held eight meetings during the fiscal year ended December 31, 1994. Four of these meetings were held before June 28, 1994 (the date on which the Company became a public company) when the Board consisted of only two directors-Messrs. Fleischer and Halliday. The Board comprised of Messrs. Fleischer and Halliday also took action fifteen times by unanimous written consent. During a director's tenure, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during 1994; and (ii) the total number of meetings held by all committees of the Board on which he served during 1994.


COMMITTEES OF THE BOARD

         AUDIT COMMITTEE. Following the completion of the Consolidation, the Board established an Audit Committee which must consist of at least two independent directors. The current members of the Audit Committee are Kenneth B. Roath, Chairman, and Wendell J. Smith. Robert L. Virgil also served on the Audit Committee but resigned as a director of the Company effective December 5, 1994. Mr. Virgil resigned as a result of conflicting time demands between his other responsibilities and his duties as a director of the Company. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting in 1994.

        EXECUTIVE COMMITTEE. The Company's Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The current members of the Executive Committee are Messrs. Morton Fleischer, Chairman, Robert W. Halliday and Donald C. Hannah. The Executive Committee held no meetings in 1994.

        COMPENSATION COMMITTEE. Following completion of the Consolidation, the Board established a Compensation Committee which, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards and will administer the Company's 1995 Stock Option and Incentive Plan. The current members of the Compensation Committee are Messrs. Casey J. Sylla, Chairman, Louis P. Neeb and William C. Foxley. The Compensation Committee held three meetings in 1994 and took action by unanimous written consent on one occasion.

         The Board does not presently have a separate nominating committee, the function of which is handled by the Board as a whole.

COMPENSATION OF DIRECTORS

         The Company pays an annual fee of $30,000 to its Independent Directors (i.e., directors who are not employees of the Company or its affiliates). In 1994, the Independent Directors agreed to use at least one-half of all fees received from the Company for open market purchases of common stock of the Company. Directors who are employees of the Company are not paid director's fees. The Company also reimburses directors for travel expenses incurred in connection with their activities on behalf of the Company. In addition, each director receives $500 for each committee meeting the director attends, with the chairman of the respective committee receiving $1,000 for each committee meeting.



EXECUTIVE OFFICERS

         Set forth below is certain information regarding the executive officers of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company.

                                                                                               Executive Officer
    Name/Age                                Present Executive Office                          of the Company Since
    --------                                ------------------------                          --------------------
Morton Fleischer              Director, President and Chief Executive Officer of                 June 22, 1993
(58)                          the Company.  More detailed information  regarding
                              Mr. Fleischer's  business  experience is set forth
                              under "DIRECTORS."

Robert W. Halliday            Chairman  of  the  Board  of  the  Company.   More                 June 22, 1993
(75)                          detailed  information   regarding  Mr.  Halliday's
                              business    experience    is   set   forth   under
                              "DIRECTORS."

John R. Barravecchia          Senior Vice President, Chief Financial Officer and                 June 1, 1994
(39)                          Treasurer.  Senior  Vice  President  of  FFCA I (a
                              predecessor   corporation  of  the  Company)  from
                              October  1989 until June 1, 1994.  Vice  President
                              and  Chief  Financial   Officer  of  FFCA  I  from
                              December  1986  until  October  1989.  Served as a
                              director  of FFCA I from  March 1993 until June 1,
                              1994.

Thomas K. Crawford            Senior  Vice   President-Real   Estate  Marketing.                  June 1, 1994
(40)                          Senior Vice  President-Real  Estate  Marketing  of
                              FFCA I (a predecessor  corporation of the Company)
                              from October 1989 until June 1, 1994.  Served as a
                              director  of FFCA I from  March 1993 until June 1,
                              1994. Director of Phone Banks Systems, Inc.


Robin L. Roach                Senior  Vice  President-Portfolio  Management  and                  June 1, 1994
(42)                          Operations.  Executive Vice President of FFCA I (a
                              predecessor   corporation  of  the  Company)  from
                              December  1986 until  June 1,  1994.  On March 13,
                              1992,  Mr. Roach filed a petition for relief under
                              the federal bankruptcy laws; an order of discharge
                              was subsequently entered.

Dennis L. Ruben (41)          Senior  Vice   President   and  General   Counsel.                  June 1, 1994
                              Attorney  and  counsel  of  FFCA I (a  predecessor
                              corporation of the Company)  since 1991.  Prior to
                              joining  FFCA I, Mr. Ruben was an  associate,  and
                              then partner,  with the national law firm of Kutak
                              Rock from 1980 until March 1991.

Christopher H. Volk           Senior Vice  President-Underwriting  and Research,                  June 1, 1994
(38)                          and Secretary.  Vice  President-Research of FFCA I
                              (a  predecessor  corporation  of the Company) from
                              October  1989  until  June  1,  1994.   Served  as
                              director  of FFCA I from  March 1993 until June 1,
                              1994.

Catherine F. Long             Vice  President-Finance  and Principal  Accounting                  June 1, 1994
(38)                          Officer,   Assistant   Secretary   and   Assistant
                              Treasurer.  Vice  President-Finance  of  FFCA I (a
                              predecessor  corporation of the Company) from June
                              1990 until June 1, 1994. From December 1978 to May
                              1990,   Ms.   Long   was   associated   with   the
                              international  public  accounting  firm of  Arthur
                              Andersen LLP.



                      REPORT OF THE COMPENSATION COMMITTEE
                     ON FISCAL 1994 EXECUTIVE COMPENSATION

         The Compensation Committee of the Board is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Compensation Committee is comprised of three independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for the executive officers.

         Pursuant to the rules regarding disclosure of Company polices concerning executive compensation, this report is submitted by Messrs. Sylla, Foxley and Neeb in their capacity as members of the Compensation Committee and addresses the Company's compensation policies for 1994 as they affected Mr. Fleischer, the chief executive officer ("CEO"), and the Company's other executive officers, including the named executive officers.



OVERVIEW OF EXECUTIVE COMPENSATION POLICY

         The Company's compensation philosophy for executive officers is incentive oriented. The incentive portion of the Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's stock price.

         The key elements of the Company's executive compensation program consist of salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The Compensation Committee does not believe that Internal Revenue Code Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a named executive officer, is likely to be applicable to the Company in the near future, but will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable.

SALARIES

         Salaries  for   executive   officers  are   determined   by  evaluating
subjectively the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions at comparable entities. The comparable entities used for this purpose include those entities who participate in the compensation survey conducted by the National Association of Real Estate Investment Trusts, and also included the largest publicly traded REITs. Subject to an executive officer's individual performance, the Compensation Committee sets salaries at or about the median as reflected by such information. The CEO's base salary for 1994 was based upon a compensation consultant's recommendation during 1993 and was designed to be at or about the median when compared to the salaries paid other CEOs of large publicly traded REITs.

ANNUAL BONUS

         All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain funds from operations ("FFO") targets. FFO generally includes net income, plus certain non-cash items, primarily depreciation and amortization. The Company's objective is for the CEO and executive officers to be paid a mix of total cash compensation of approximately two-thirds salary and one-third annual bonus, if the target performance (as described below) under the plan is achieved.

         During the beginning of each year the Board sets minimum and target FFO levels. A bonus pool is funded to the extent FFO exceeds the minimum level. The minimum level is 95% of target performance and is designed to assure a threshold return to Company shareholders before a bonus pool is funded. The pool is 10 percent of the amount in excess of the minimum level and if the target FFO level is attained, the pool will be sufficient to pay the executive officers, as well as other key management personnel, their target bonuses. Each executive officer, including the CEO, has a target bonus of 50 percent of salary. There is no cap on the size of the pool and thus bonuses in excess of the target bonus may be earned if FFO exceed the target level.

         For 1994, FFO was 102% of target level, but the Board, at the Compensation Committee's recommendation, elected to limit the size of the bonus pool to that which would be funded at the FFO target level. The Board reserves the right to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement. Accordingly, bonuses up to 50 percent of June 1 through December 31, 1994 salary (which corresponds to the period they were employed by the Company) were earned by each executive officer, including the CEO, under the plan.

STOCK OPTIONS

         The long-term incentive component of the CEO's and the executive officers' compensation is intended to be stock options. Because the 1995 Stock Option and Incentive Plan has not yet been approved by shareholders, no awards have been made. The Company's shareholders will vote on whether or not to approve the 1995 Stock Option and Incentive Plan at the Meeting.


                                                     Compensation Committee:

                                                     Casey J. Sylla, Chairman
                                                     William C. Foxley
                                                     Louis P. Neeb





COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        In fiscal 1994, the members of the Compensation Committee were Casey J. Sylla, Louis P. Neeb and William C. Foxley. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the 1994 annual base salaries of the Company's Chief Executive Officer and its other highly compensated executive officers whose total annual compensation exceeds $100,000 during such year, of which the Company made pro rata partial payments during 1994 (from June 1, 1994 to December 31, 1994) following the Consolidation on June 1, 1994.

                                                         SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                          LONG-TERM COMPENSATION AWARDS
                                                                                             Awards         Payouts
                                                                                     --------------------   -------
                                                                                                 Secur-
                                                                                                 ities                      All
                                                                        Other        Restricted  Underlying                Other
                                                            Bonus       Annual         Stock     Options/     LTIP        Compen-
Name and Principal Positions        Year      Salary($)     ($)(4)   Compensation($) Awards($)   SAR's(#)   Payouts($)    sation(3)
----------------------------        ----      ---------    --------  --------------  ----------  ---------  ----------   ----------
Morton Fleischer .................  1994      $400,000(1)   116,667      -0-           -0-          -0-         -0-          -0-
    Director, President and
    Chief Executive Officer
Robert W. Halliday ...............  1994      $200,000(2)    58,333      -0-           -0-          -0-         -0-          -0-
    Chairman of the Board of
    Directors
Thomas K. Crawford ...............  1994      $165,000(3)    48,125      -0-           -0-          -0-         -0-         2,468
    Senior Vice
    President-Real Estate
    Marketing
Christopher H. Volk ..............  1994      $165,000(3)    48,125      -0-           -0-          -0-         -0-         2,045
    Senior Vice President-
    Research and
    Underwriting, and
    Secretary
John R. Barravecchia .............  1994      $165,000(3)    48,125      -0-           -0-          -0-         -0-         2,080
    Senior Vice President,
    Chief Financial Officer
    and Treasurer
----------
                                                                                                                       -
(1) Received  approximately  $233,333  representing  pro rata  portion of annual salary from June 1, 1994 to December 31, 1994.

(2) Received approximately $116,667 representing pro rata portion of annual salary from June 1, 1994 to December 31, 1994.

(3) Received approximately $96,250 representing pro rata portion of annual salary from June 1, 1994 to December 31, 1994.

(4) Bonus includes the amount of cash bonus earned and accrued during the period from June 1, 1994 to December 31, 1994 and paid in January 1995.

(5) Amounts included in All Other Compensation represent matching Company contribution amounts received under the FFCA 401(k) Plan.


    The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table, which cannot be precisely ascertained but which is less than the lesser of (a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, is not included in such table.

COMPENSATION PURSUANT TO PLANS

         401(K) PLAN. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and incorporates features permitted under Section 401(k) of the Code.

         The 401(k) Plan covers all employees who have completed six months of service and are over 21 years of age. Participants can elect to contribute up to 15% (18% for the 1994 plan year) of annual compensation on a pre-tax basis. The Company provides a 100% matching contribution, in the Company's common stock, up to 6% of annual compensation.

         All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment or an actuarial equivalent form of annuity on the first day of the month following the participant's retirement or after his or her 65th birthday. In general, if employment ceases before the employee reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. The 401(k) Plan provides death benefits to a participant's beneficiary if the participant dies before his or her retirement benefits commence or if a survivor form of annuity is in effect.

         STOCK OPTION PLANS. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan, under which options may currently be granted (see "PROPOSAL 2" below for additional information). Directors and executive officers are eligible to receive options under this plan; however, no options to purchase shares of common stock were granted to the Company's directors or executive officers during 1994.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company has no employment or change in control agreements with any executive officer of the Company.

COMPLIANCE WITH SECTION 16(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the NYSE reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 1994, the Section 16(a) filing requirements applicable to the Company's officers, directors and 10% Shareholders were complied with, with one exception. The exception concerned the late filing, by four days, of Mr. Halliday's Form 4 for August of 1994, which Form 4 disclosed a purchase of the Company's common stock.



                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The graph and table below compare the cumulative total shareholder return on the Company's common stock for the last fiscal year with the NAREIT-Equity and S&P 500 Indices.


 (The following descriptive data is supplied in accordance with Rule 304(d) of
                                Regulation S-T)

                     COMPARISON OF SIX MONTH TOTAL RETURNS
                   FRANCHISE FINANCE CORPORATION OF AMERICA,
                     S&P 500 INDEX AND NAREIT-EQUITY INDEX
           Measurement Period                                                        S&P                     NAREIT Equity
         (Fiscal Year Covered)                        FFCA                         500 Index                      Index
         ---------------------                                                     ---------                      -----
Measurement Pt 6/30/94                                $100                           $100                        $100
7/31/94                                                 93.55                         103.15                       99.51
8/31/94                                                 92.52                         107.03                       99.81
9/30/94                                                 83.09                         104.89                       97.95
10/31/94                                                87.80                         107.06                       94.55
11/30/94                                                82.83                         102.85                       91.30
12/31/94                                                86.22                         104.87                       97.97



         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS BY REFERENCE, INCLUDING THE PROXY STATEMENT, IN WHOLE OR IN PART, THE PREVIOUS REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.




                                 PROPOSAL NO. 2

                  APPROVAL OF STOCK OPTION AND INCENTIVE PLAN

        The Board, upon the recommendation of the Compensation Committee, adopted the Company's Stock Option and Incentive Plan (the "Plan") effective as of March 15, 1995, subject to the approval of the Plan by the shareholders at the Meeting. To date, the Compensation Committee has not granted any options under the Plan nor has it determined the number of options that will be granted if the shareholders approve the Plan. A copy of this Plan is included as Appendix A to this Proxy Statement, and the following summary of material provisions of the Plan is qualified in its entirety by reference to the full text of the Plan.

         The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Plan to enable directors, executive officers, other key employees and other persons associated with the Company to participate in the ownership of the Company. Initially, the Company intends to reserve 3,018,804 Shares, which equals 7-1/2% of the Shares outstanding as of the Record Date, for grant under the Plan, and this amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a REIT for federal income tax purposes.

         The Plan is designed to attract and retain directors, executive officers, key employees and other persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

         The Plan will be administered by the Compensation Committee, consisting of not less than two members appointed by the Board, each of whom, to the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code and the regulations promulgated thereunder only, is a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m). The Committee shall construe and interpret the Plan and, subject to the express provisions of the Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

AWARDS UNDER THE PLAN

         TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Plan are exercisable for a period of not more than ten (10) years from the date of the grant. Any non-qualified options granted under the Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the company will not issue stock certificates until it has received full payment for the Shares.

        OPTION PRICE. The purchase price of each Share issued pursuant to the exercise of an incentive stock option granted under the Plan may not be less than 100% of the fair market value per Share on the date of the grant. The purchase price of each Share issued pursuant to the exercise of a non-qualified stock option granted under the Plan shall be determined by the Compensation Committee.

         TRANSFERABILITY. Options granted under the Plan may not be transferred by the optionee except by will, the laws of descent and distribution or pursuant to qualified domestic relation orders, and any option granted under the Plan shall be exercisable, during the lifetime of the holder, only by such holder.

         ADJUSTMENTS; MERGERS AND CONSOLIDATIONS. The Plan provides that in the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, or other like change in capital structure of the Company, an adjustment will be made to each outstanding option or performance awards granted under the Plan such that each such option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such option had the option been exercised in full immediately prior to such change.

         VESTING. The period during which the right to exercise an option in whole or in part vests shall be set by the Compensation Committee. Generally, no portion of an option which is unexercisable at termination of employment shall thereafter become exercisable. While an option is generally only exercisable by the optionee while he or she is an employee, the Compensation Committee may allow exercise subsequent to an optionee's termination of employment, subject to certain additional limitations.

         ACCELERATION OF VESTING PROVISIONS. The Plan authorizes the Compensation Committee to accelerate the vesting of an outstanding option upon written notice to the optionholder. An acceleration of the vesting period in accordance with such authority would not affect the expiration date of the option.

         REDUCTION OF VESTING PERIOD. The Plan provides that outstanding options or performance awards will become immediately exercisable in the event of a change of control of the Company. For purposes of the Plan unless otherwise defined in any applicable agreement, a change in control would generally be deemed to have occurred when (a) any person becomes the beneficial owner of 80% or more of the total number of Shares then outstanding; (b) the Board or shareholders approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities, the result of which would be the occurrence of an event described in clause (a) above; or (c) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing.

         CANCELLATION AND REGRANT OF OPTIONS. The Plan allows the Compensation Committee to modify, extend or renew outstanding options granted under the Plan, or accept the surrender of options outstanding under the Plan (to the extent not theretofore exercised), and authorize the granting of a like number of new options under the Plan in substitution for the original options, regardless of whether the vesting schedules or exercise prices are the same or different from the original options being surrendered. The grant of new options would be subject to the terms and conditions of and within the limitations of the Plan, and any modification that would alter or impair any rights or obligations of the optionholder under an option would be prohibited in the absence of such holder's consent.

         AMENDMENTS. The Board may from time to time, insofar as permitted by law, revise or amend the Plan in any way, except that no amendments may be made without the approval of the shareholders if such amendments (i) increase the maximum number of Shares which may be issued under the Plan (except as otherwise provided therein), (ii) change the manner of determining the exercise price,
(iii) extend the maximum period during which options may be granted or exercised, (iv) materially modify the eligibility requirements for participation in the Plan, or (v) materially increase the benefits accruing to participants under the Plan.

        NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non- qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

         In addition, non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 10% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

         INCENTIVE STOCK OPTIONS. Incentive stock options will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

         RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

         PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under current federal income tax laws, neither the grant nor the exercise of an option that qualifies for treatment as an incentive stock option will result in the recognition of income by the optionee. To qualify for the foregoing treatment, the optionee must hold shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant of the option and at least one year from the date of its exercise. If an optionee satisfies the holding period requirements, the sale of the shares acquired through the exercise of the incentive stock option will result in long-term capital gain (or loss) to the optionee. If an optionee does not satisfy the holding period requirements, the optionee will recognize, at the time of the disposition of the shares, ordinary income equal to the amount by which the lesser of (i) the fair market value of the shares on the date of the exercise and (ii) the fair market value of the shares on the date of disposition exceeds the exercise price of the incentive stock option. Any gain realized in excess of such ordinary income will be either long-term or short-term capital gain depending on the optionee's holding period for the shares.

         As a general matter, no deduction is permitted to the optionor as a result of the grant or exercise of an incentive option. However, in the event an optionee recognizes ordinary income for federal tax purposes in connection with the disposition of shares acquired through exercise of an incentive stock option under the circumstances discussed above, the Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.


         A grantee of a non-qualified stock option will not recognize taxable income and the Company will not receive a deduction upon the grant of such option. Upon an optionee's exercise of a non-qualified stock option: (i) the optionee will recognize ordinary income in an amount equal to the difference between the fair market value on the exercise date and the exercise price of the shares; and (ii) if certain conditions are satisfied, the Company will be entitled to a tax deduction in an amount equal to the amount of income realized by the optionee. Following exercise, the optionee will realize gain or loss at disposition in an amount equal to the difference between the disposition price and the basis of the shares.

         The federal tax law is subject to changes in the Code and the regulations promulgated by the Internal Revenue Service, and in court and administrative interpretation.

         The Board believes that the Plan is valuable in its efforts to attract and retain key personnel. Approval of the Plan requires the affirmative vote of a majority of votes entitled to be cast at the Meeting.

         THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2


                                 PROPOSAL NO. 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1995. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1995. Whether the proposal is approved or defeated, the Board may reconsider its selection.

        THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         To the best of the Company's knowledge, no shareholder beneficially owned more than 5% of the Company's common stock as of March 15, 1995.

         The following table sets forth information as of the Record Date regarding beneficial ownership of shares of Common Stock by (i) each director of the Company, (ii) each executive officer of the Company, and (iii) all directors and executive officers as a group.


                                                      Shares of
                                                     Common Stock
               Name of                               Beneficially       Percent
           Beneficial Owner                             Owned(1)       of Class*
           ----------------                          ------------      ---------
M. H. Fleischer ..............................        1,208,469(2)        3.0%
Robert  W. Halliday ..........................          405,202(3)        1.0%
Willie R. Barnes .............................               -0-          *
William C. Foxley ............................            1,247           *
Donald C. Hannah .............................            6,947           *
Kenneth B. Roath .............................            1,247           *
Louis P. Neeb ................................            1,233           *
Wendell J. Smith .............................            1,050           *
Casey J. Sylla ...............................            1,753           *
John R. Barravecchia .........................           25,247           *
Thomas K. Crawford ...........................           25,256           *
Christopher H. Volk ..........................           26,945           *
                                                      ---------           ---
Directors and executive officers .............        1,735,884           4.3%
  as a group (15 persons)                             =========           ===

---------------
*Less than one percent

(1) Share amount and percentage figures are rounded to the nearest whole number. All Shares of common stock not outstanding but which may be acquired by such shareholder within 60 days of the Record Date by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such shareholder, but not by any other shareholder. Except as otherwise noted, each shareholder has sole voting and sole dispositive power with respect to such shareholder's Shares.

(2) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.

(3) Includes an aggregate of 50,000 Shares held in a charitable trust in which Mr. Halliday is a trustee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Law Firm. Musik, Peeler & Garret, the law firm in which Willie R. Barnes, a director of the Company is a partner, has previously provided legal services to FFCA I and the Company. The legal fees paid to Musik, Peeler & Garret by the Company are comparable to fees charged by similar law firms for the same type of services rendered.

         Administrative Services Agreement. The Company has entered into an administrative services agreement (the "Administrative Agreement") with the following entities. FFCA Management Company, L.P.; FFCA Participating Management Company Limited Partnership; Perimeter Center Management Company; Franchise Finance Corporation of America II; Franchise Finance Corporation of America III; and FFCA Institutional Advisors, Inc., a wholly owned subsidiary of the Company (collectively the "Companies"). The Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. Mr. Fleischer and other executive officers and directors of the Company also serve as executive officers and directors in certain of the Companies.

        The Administrative Agreement appoints the Company as administrator of the Companies. As administrator, the Company supervises all aspects of the operations of the Companies. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company also adds a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. In the 1994 fiscal year, the above Companies paid $599,000 to the Company pursuant to the Administrative Agreement.

                            SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material. In addition, the Company has retained D.F. King & Co., Inc. ("King") to solicit proxies from shareholders by mail, in person and by telephone. The Company will pay King a fee of $8,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

                                 ANNUAL REPORT

         The Annual Report of the Company for the 1994 fiscal year has been mailed to shareholders along with this Proxy Statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to John R. Barravecchia, the Chief Financial Officer of the Company, at Scottsdale Perimeter Center, 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                                 OTHER MATTERS

         The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

         Any shareholder who intends to submit a proposal at the 1996 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than December 1, 1995. Such proposals should be sent to Christopher H. Volk, Senior Vice President and Secretary of the Company, at Scottsdale Perimeter Center, 17207 North Perimeter Drive, Scottsdale, Arizona 85255.


                      NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

         IT IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  SHAREHOLDERS,
WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                       By Order of the Board of Directors

                                       /s/ CHRISTOPHER H. VOLK
                                       -----------------------------------
                                       Christopher H. Volk, Secretary

Scottsdale, Arizona
March 31, 1995

                                                                      APPENDIX A

                    1995 STOCK OPTION AND INCENTIVE PLAN OF
                    FRANCHISE FINANCE CORPORATION OF AMERICA


         Franchise Finance Corporation of America, a Delaware corporation (the "Company"), has adopted this 1995 Stock Option and Incentive Plan of Franchise Finance Corporation of America (the "Plan"), effective March 15, 1995, for the benefit of its eligible Employees.

         The purposes of this Plan are as follows:

                  (a) To provide an additional incentive for key Employees and other persons associated with the Company to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (b) To enable the Company to obtain and retain the services of key Employees and other persons associated with the Company considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

        Section 1.01. GENERAL. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

         "Beneficiary" shall mean the person or persons properly designated by the Optionee or Grantee, including his spouse or heirs at law, to exercise such Optionee's or Grantee's rights under this Plan in the event of the Optionee's or Grantee's death, or if the optionee or Grantee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee or Grantee, the executor or administrator of the Optionee's or Grantee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

         "Board" shall mean the Board of Directors of the Company.

         "Bylaws" shall mean the Amended and Restated Bylaws of the Company, as amended from time to time.

         "Certificate of Incorporation" shall mean the Company's Certificate of Incorporation on file with the Delaware Secretary of State.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 9.01 and the Bylaws of the Company.

         "Common Stock" shall mean the common stock of the Company, par value $.01 per share, as presently constituted and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock, and provided that debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

         "Company" shall mean Franchise Finance Corporation of America, a Delaware corporation.

         "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests.

         "Director" shall mean a member of the Board.

         "Employee" shall mean any officer, director or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Company Subsidiary and, to the extent permitted by applicable law, any persons associated with the Company.

         "Expiration Date" shall mean the last day of the term of the Option as established in Section 4.03.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of Common Stock as of a given date shall be the average of the daily market price for the ten (10) consecutive trading days immediately preceding the valuation date. The market price for each such trading day shall be: (i) if the shares of Common Stock are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ- National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Fair Market Value of the shares of Common Stock shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         "Grantee" shall mean an Employee or other person associated with the Company granted a Performance Award under this Plan.

         "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         "Non-Employee Director" shall mean each person who is then a member of the Board and who is not then an Employee of the Company or any of its subsidiaries.

         "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Stock Option by the Committee.

         "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

         "Optionee" shall mean an Employee or person associated with the Company and who is granted an Option under this Plan.

         "Ownership Limit" shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock.

         "Participant" shall mean a person who has received any type of award under this Plan.

         "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

         "Plan" shall mean this 1995 Stock Option and Incentive Plan of Franchise Finance Corporation of America.

         "Restricted Stock" shall mean Common Stock awarded pursuant to Article VII of this Plan.

         "Restricted Stockholder" shall mean an Employee to whom Restricted Stock has been awarded under this Plan.

         "Retainer Fee" shall mean a director's annual fee for serving as a director of the Company and does not include compensation for attending committee meetings or travel or other reimbursable expenses.

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or a Company Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, permanent and total disability or retirement; but excluding
(i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or a Company Subsidiary and (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship that do not exceed one year. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Company Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         Section 1.02. GENDER AND NUMBER. Wherever the masculine gender is used it shall include the feminine and neuter, and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         Section 2.01. SHARES SUBJECT TO PLAN. The shares subject to Options, Restricted Stock Awards or Performance Awards shall initially be shares of the Company's Common Stock, par value $.01 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards shall not exceed 3,018,804 shares, which equals 7 1/2% of the Common Stock outstanding on March 15, 1995. The shares of Common Stock issuable upon exercise or grant of an Option or Performance Award, or as Restricted Stock, may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company. If any equity securities of the Company, other than Common Stock, are issued or authorized to be issued, the Committee shall determine, on a fair and equitable basis, the appropriate number of shares of the Company's present common stock to be deemed issued or issuable with respect to such other equity securities for purposes of this Section 2.01.

         Section 2.02. UNEXERCISED OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any Performance Award, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation shall be counted against the maximum number of shares that may be awarded to an individual Participant under the Plan under Section 2.04 hereof. Any shares of Restricted Stock repurchased by the Company pursuant to Section 7.05 may again be utilized hereunder.

         Section 2.03. EFFECT OF CERTAIN EXERCISES. If a Performance Award based on the increased market value of a specified number of shares of Common Stock is paid, the number of shares of Common Stock to which such exercise or payment relates under such Performance Award shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. If any shares of Common Stock issuable pursuant to any Option or other right to acquire shares of Common Stock provided for under this Plan are surrendered to the Company as payment for the exercise price of said Option or other right to acquire shares of Common Stock, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. In the event the Company withholds shares of Common Stock for tax withholding purposes pursuant to Section 10.06 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of Section 10.06 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan.

         Section 2.04. INDIVIDUAL LIMITATION. Notwithstanding any provision herein to the contrary, the maximum number of shares of Common Stock which may be issued through a combination of any Option, Performance Award or Restricted Stock to any individual Participant for any plan year may not exceed 200,000 shares.

                                  ARTICLE III

                              GRANTING OF OPTIONS

         Section 3.01. ELIGIBILITY. Subject to the Ownership Limit, any Employee or person associated with the Company and selected by the Committee pursuant to
Section 3.04(a)(i) shall be eligible to be granted an Option.

         Section 3.02. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Company Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         Section 3.03. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

         Section 3.04.  GRANTING OF OPTIONS.

         (a) The Committee shall from time to time, in its absolute discretion:


               (i) Determine which Employees or persons associated with the Company are key Employees and select from among the key Employees or such persons (including Employees or persons to whom Options or Performance Awards have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be granted Options;

               (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees or such persons;

               (iii) Determine whether such Options are to be Incentive Stock Options or Non- Qualified Stock Options; and

               (iv) Determine the terms and conditions of such Options, consistent with this Plan.

          (b) Upon the selection of a key Employee or persons associated with the Company to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options or Performance Awards or other rights which have been previously granted to him under this Plan. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or Performance Award, may cover the same (or a lesser or greater) number of shares as such surrendered right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered right. Such cancellation and regrant options shall be counted against the maximum number of shares that may be awarded to an individual Participant under the Plan pursuant to Section 2.04 hereof.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

         Section 3.05. NON-EMPLOYEE DIRECTORS. Notwithstanding anything in this Plan to the contrary, Non- Employee Directors may be granted Options only pursuant to the provisions contained in this Section 3.05.

          (a) On the third business day following the Company's Annual Meeting of Shareholders (the "Grant Date"), a Non-Employee Director shall automatically, without further action by the Board or the Committee, be granted certain Non-Qualified Stock Options in an amount equal to 10% of the dollar amount of the Retainer Fee (the "Option Percentage").

               (i) If on the Grant Date the Company is in possession of material, undisclosed information that would prevent it from issuing securities, then the grant of the Options will be suspended until the third day after the public dissemination of the information (or the first trading day thereafter). Only the legal counsel to the Company may suspend the Grant Date; the amount, pricing and other terms of the grant will remain as set forth in this Section 3.05, with the exercise price of the Option determined in accordance with the formula on the date the Option is finally granted.

          (b) The number of shares underlying the Non-Qualified Stock Options granted to any eligible Non-Employee Director shall be equal to the whole number (with any fractional interest rounded up to the next highest whole number) determined by dividing the Option Percentage by the number resulting from the application of the Black-Scholes option pricing model to an Option for one share of Common Stock as determined on the Grant Date, whichever is applicable.

        In applying the Black-Scholes option pricing model the following variables shall apply:

               (i) the risk free rate of return shall be the long-term Treasury bill rate in effect on the Grant Date;

               (ii) the assumed dividend rate shall be that in effect on the Grant Date;

               (iii) the volatility shall be determined on the basis of the Common Stock's volatility over the four calendar quarters preceding the Grant Date; and

               (iv) any other variables as may be established by the Committee.

          (c) Only Non-Qualified Stock Options may be granted under the Plan. The price per share of the Common Stock subject to each Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common stock on the Grant Date.

          (d) In addition to the provisions contained in Section 10.02 of this Plan, neither the Board nor the Committee may amend, more than once every six months, the provisions of the Plan regarding (i) the selection of the Non-Employee Directors to whom Options are to be granted, (ii) the timing of such grants, (iii) the number of shares subject to any Option, (iv) the exercise price of any Option, (v) the periods during which any Option may be exercised, and (vi) the term of any Option, other than to comport with changes in the Code, as amended, the Employee Retirement Income Security Act, as amended, or the rules and regulations thereunder. In addition, neither the Board nor the Committee may amend the Option Percentage without the advice of legal counsel to the Company.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         Section 4.01. OPTION AGREEMENT. Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         Section 4.02. OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock and in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date the Option is granted; provided further, that in the case of Incentive Stock Options such price shall be no less than 110% of the Fair Market Value of a share of Common Stock as of the date the Option is granted if such Option is granted to a person who owns ten percent (10%) or more of the issued and outstanding Common Stock of the Company as of such date.

         Section 4.03. OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, that no such term shall exceed a reasonable time period, and provided further that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted. The last day of the term of the Option shall be the Option's Expiration Date.


         Section 4.04.  OPTION VESTING.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee, and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

                  (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable, with the consent of the Committee, in the event of a Termination of Employment because of the Optionee's normal retirement or permanent and total disability (each as determined by the Committee in accordance with Company policies), death or early retirement.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Company Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.04(c), the Fair Market Value of stock shall be determined as of the time the Option, with respect to such stock, is granted.

         Section 4.05. EXERCISE OF OPTION AFTER TERMINATION OF EMPLOYMENT. For those Participants who are Employees, an Option is exercisable by an Optionee only while he is an Employee. The preceding notwithstanding, the Committee may determine that an Option may be exercised subsequent to an Optionee's Termination of Employment, subject to the following limitations:

                  (a) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within twelve
         (12) months after the Optionee's death, and the Committee may in its discretion extend the Expiration Date of such Option to accommodate such exercise; provided, however, that the term of an Incentive Stock Option may not be extended beyond ten (10) years from the date of grant.

                  (b) If the Optionee's employment is terminated due to his permanent and total disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within twelve (12) months after termination, but no later than the Option's Expiration Date.

                  (c) If the Optionee's employment is terminated for any reason other than those set forth in subsection (a) or (b) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three (3) months after Termination of Employment, but not later than the Option's Expiration Date.

        Section 4.06. CONSIDERATION. In consideration of the granting of a Non-Qualified Stock Option, the Optionee shall agree, in a written stock option agreement, to remain in the employ of, or associated with, the Company or a Company Subsidiary for a period of time to be determined by the Committee after the Non-Qualified Stock Option is granted or upon such other terms and conditions as deemed appropriate by the Committee. In consideration of the granting of an Incentive Stock Option, the Optionee shall agree, in a written stock option agreement, to remain in the employ of the Company or a Company Subsidiary for a period of time to be determined by the Committee after the Incentive Stock Option is granted, upon those terms and conditions as deemed appropriate by the Committee. If no period of time for employment by the Company is set in such written stock option agreement, no time of employment shall be required. Nothing in this Plan or in any stock option agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Company Subsidiary.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

         Section 5.01. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        Section 5.02. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon:

                  (a) Delivery of all of the following to the Secretary of the Company or his office:

                             (i) A written notice  complying with the applicable
                  rules established by the Committee or the Company stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                            (ii) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

                           (iii) In the event that the Option shall be exercised
                  pursuant to Section 4.05(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (b) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionees; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option; or (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration.

         Section 5.03. TRANSFER OF SHARES TO AN EMPLOYEE. As soon as practicable after receipt by the Company, pursuant to Section 5.02(b), of full cash payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to the quotient of:

                  (a) The amount of the payment made by the Optionee to the Company pursuant to Section 5.02(b), and


                  (b) The price per share of the shares subject to the Option as determined pursuant to Section 4.02.

         Section 5.04. CERTAIN TIMING REQUIREMENTS. At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise only (i) during such periods in which trading of the Company Common Stock is permitted for Employees of the Company under Company policy as in effect from time to time or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

         Section 5.05. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or to deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

                  (c) Obtaining any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         Section 5.06. RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         Section 5.07. TRANSFER RESTRICTIONS. Shares acquired through the exercise of an Option shall be subject to the restrictions on transfer set forth in the Certificate of Incorporation. The Committee, in its absolute discretion, may impose such additional restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee will require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

        Section 5.08. RESTRICTIONS ON EXERCISE OF OPTION. An Option is not exercisable if the exercise of such Option would likely result in any of the following:

                  (a)  The  Optionee's   ownership  of  Common  Stock  being  in
         violation of the Company's Certificate of Incorporation or Ownership Limit; or


                  (b) Income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

         Section 6.01. ELIGIBILITY. Subject to the Ownership Limit, Restricted Stock may be awarded to any Employee or person associated with the Company whom the Committee, pursuant to Section 3.04(a)(i), determines is a key Employee or person associated with the Company.

         Section 6.02.  AWARD OF RESTRICTED STOCK.

                  (a) The Committee shall from time to time, in its absolute discretion:

                             (i) Select from among the key Employees  (including
                  Employees to whom Options or Performance Awards have previously been granted and/or shares of Restricted Stock have previously been issued) or persons associated with the Company such of them as in its opinion should be awarded Restricted Stock; and

                            (ii) Determine the purchase price and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                  (b) The Committee shall establish the purchase price and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of a key Employee or persons associated with the Company to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                                  ARTICLE VII

                           TERMS OF RESTRICTED STOCK

         Section 7.01. RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock agreement, which shall be executed by the selected key Employee or persons associated with the Company and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         Section 7.02. CONSIDERATION TO THE COMPANY. As consideration for the issuance of Restricted Stock, in addition to payment of the purchase price, the selected key Employee or persons associated with the Company shall agree, in the written Restricted Stock agreement, to remain in the employ of, or associated with, the Company or a Company Subsidiary for a period of time after the Restricted Stock is issued to be determined by the Committee. Nothing in this Plan or in any Restricted Stock agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Company Subsidiary.

        Section 7.03. RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.06, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock agreement, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.04.

         Section 7.04. RESTRICTIONS. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

         Section 7.05. REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock agreement immediately upon a Termination of Employment or otherwise for any reason at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment because of the Restricted Stockholder's retirement at or after age fifty-five (55), death or permanent and total disability.

         Section 7.06. ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         Section 7.07. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

        Section 8.01. ELIGIBILITY. Subject to the Ownership Limit, one or more Performance Awards may be granted to any key Employee or person associated with the Company.

         Section 8.02.  PERFORMANCE AWARDS.

                  (a) The Committee shall from time to time, in its absolute discretion:

                            (i) Select from among key Employees or persons associated with the Company (including Employees to whom Options or Performance Awards have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be granted a Performance Award; and

                           (ii) Determine the purchase price and other terms and
                  conditions applicable to such Performance Award, consistent with this Plan.


                  (b) The value of such Performance Awards may be linked to the market value, book value or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the key Employee or person associated with the Company whose Performance Award is at issue.

         Section 8.03. PERFORMANCE AWARD AGREEMENT. Each Performance Award shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

        Section 8.04. TERM. The term of a Performance Award shall be set by the Committee in its discretion.

         Section 8.05. EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award is exercisable only while the Grantee is an Employee or associated with the Company; provided that the Committee may determine that the Performance Award may be exercised subsequent to Termination of Employment to the extent permitted under Section 4.05 with respect to Options.

         Section 8.06. PAYMENT ON EXERCISE. Payment of the amount determined under Section 8.02 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of
Section 5.05 with respect to Options and shall be no less than the par value of a share of Common Stock.

         Section 8.07. CONSIDERATION. In consideration of the granting of a Performance Award, the Grantee shall agree, in a written agreement, to remain in the employ of, or associated with, the Company or a Company Subsidiary after such Performance Award is granted for a period of time as determined by the Committee. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or associate with, the Company or any Company Subsidiary.

                                   ARTICLE IX

                                 ADMINISTRATION

         Section 9.01. COMPENSATION COMMITTEE. The Compensation Committee shall consist of two or more Directors who are "outside directors" as defined under
Section 162(m) of the Code and the regulations promulgated thereunder, appointed by and holding office at the pleasure of the Board, each of whom is not then an officer of the Company and each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         Section 9.02. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options, the Performance Awards and the Restricted Stock, and the agreements pursuant to which the Options, Performance Awards and Restricted Stock are
granted or awarded, and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 are required to be determined in the sole discretion of the Committee. The Committee shall have the power to amend the Plan, upon advice from counsel to the Company, if required to preserve the Company's status as a real estate investment trust under the provisions of the Code.

         Section 9.03. MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting, or to the extent permitted by law and the Bylaws, by telephonic meeting, at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         Section 9.04. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Options, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option, any Performance Award or any Restricted Stock, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

         Section 9.05. NO LIABILITY. No member of the Board or the Committee, or Director, officer or employee of the Company or any Company Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

         Section 9.06. INDEMNIFICATION. To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the Directors, officers and employees of the Company and any Company Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         Section 10.01. NOT TRANSFERABLE. Options, Performance Awards and Restricted Stock under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that an Optionee or Grantee may designate a Beneficiary to exercise his Option or other rights under this Plan after his death. No Option, Performance Award or Restricted Stock or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10.01 shall prevent transfers by will or by the applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative. A Performance Award under this Plan shall be exercised during the Grantee's lifetime only by the Grantee or his guardian or legal representative.


         Section 10.02. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Subject to the conditions contained in Section 3.05(d) herein, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Committee or Board may, except as provided in Section 10.03, increase the limits imposed in Section 2.01 on the maximum number of shares which may be issued under this Plan, and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option, Performance Award or Restricted Stock, alter or impair any rights or obligations under any Option, Performance Award or Restricted Stock theretofore granted or awarded. No Option, Performance Award or Restricted Stock may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of five years from the date the Plan is adopted by the Board; or

                  (b) The expiration of five years from the date the Plan is approved by the Company's stockholders under Section 10.05.

         Section 10.03. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options or with respect to which the exercise of Performance Awards may be granted, including adjustments of the limitation in Section 2.01 on the maximum number and kind of shares which may be issued.

         In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or Performance Awards, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option or Performance Award may include a necessary or appropriate corresponding adjustment in the Option or Performance Award exercise price, but shall be made without change in the total price applicable to the Option or Performance Award, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

         Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Option or Performance Award exercise price to reflect such diminution.

         Section 10.04. MERGER OF THE COMPANY. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:


                  (a) The terms of an Option or Performance Award shall provide that all granted or awarded Options or Performance Awards will immediately vest in the Optionee or Grantee, and for a specified period of time prior to such event, such Option or Performance Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.04 or (ii) the provisions of such Option or Performance Award.

                  (b) At the discretion of the Committee, the restrictions imposed under a Restricted Stock agreement upon some or all shares of Restricted Stock may be terminated and/or some or all of such shares may cease to be subject to repurchase under Section 7.05 after such event.

         Section 10.05. APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options or Performance Awards may be granted and Restricted Stock may be awarded prior to such stockholder approval, provided that such Options or Performance Awards shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options and Performance Awards previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.

         Section 10.06. TAX WITHHOLDING. The Company shall be entitled to require payment or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to any Option, Performance Award or Restricted Stock. The Committee may in its discretion allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. If the Optionee, Grantee or Restricted Stockholder elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company payment in cash or by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Committee, the Optionee, Grantee or Restricted Stockholder elects to have the Company withhold Shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will be equal to the Fair Market Value of such shares as of the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (a) the election must be made on or prior to the Tax Date, (b) the election must be irrevocable, (c) the election shall be subject to the disapproval of the Committee, and (d) if the person is an officer of the Company within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee may impose in an effort to secure the benefits of any regulations thereunder. The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

         Section 10.07. LOANS. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of outstanding Options or Performance Awards granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.


         Section 10.08.  LIMITATIONS APPLICABLE TO SECTION 16 PERSONS.

                  (a) Notwithstanding any other provision of this Plan, any Option or Performance Award granted or Restricted Stock awarded to a key Employee who is then subject to Section 16 of the Exchange Act is subject to the following additional limitations:

                            (i) the  Option,  Performance  Award  or  Restricted
                  Stock agreement may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered; and

                           (ii) in the event of an Option,  Performance Award or
                  Restricted Stock agreement under which shares of Common Stock are or in the future may be issued for any type of consideration other than services rendered, the amount of such consideration shall be equal to the minimum amount (such as the par value of such shares) required to be received by the Company to comply with applicable state law.

                  (b) Notwithstanding any other provision of this Plan, this Plan, and any Option or Performance Award granted, or Restricted Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by this reference and made part of this Plan.

                  (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

         Section 10.09. PLAN DESIGNATION AND STATUS. Notwithstanding the designation of this document as a Plan for convenience of reference and to standardize certain provisions applicable to all types of Options, Performance Awards and Restricted Stock issuances authorized, each of the Option, Performance Award and Restricted Stock shall be deemed to be a separate "plan" for purposes of Section 16 of the Exchange Act and any applicable state securities laws.

         Section 10.10. RELEASE OF RESTRICTIONS. Any or all of the foregoing limitations in Sections 10.08(a) and 10.09 on Options or Performance Awards granted to key Employees and Restricted Stock awarded to key Employees shall be suspended if, to the extent, as to such persons, and for so long as the Securities and Exchange Commission by regulation or official staff interpretation or a no-action letter issued to the Company determines that such limitation is not necessary to secure the benefits otherwise available with respect to a "plan" or particular award, as the case maybe, under any applicable exemptive rule under Section 16 of the Exchange Act.

        Section 10.11. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Company Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or any Company Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association or the performance of services for the benefit of the Company.

         Section 10.12. EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Options or Performance Awards granted, or Restricted Stock awarded hereunder, if an entity ceases to be a Company Subsidiary the employment of all Optionees, Grantees or Restricted Stockholders who are employed by such entity shall be deemed to have terminated, except any such Optionees, Grantees or Restricted Stockholders who continue to be employees of another entity within the Company.

         Section 10.13. COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Performance Awards or Restricted Stock under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options or Performance Awards granted or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Performance Awards and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        Section 10.14. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         Section 10.15. GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

         Section 10.16. SEVERABILITY. If any portion of this Plan is declared by a court of competent jurisdiction to be invalid or unenforceable after all appeals have either been exhausted or the time for any appeals to be taken has expired, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and in no way be affected, impaired or invalidated.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this 15th day of March, 1995.

                                    FRANCHISE FINANCE CORPORATION OF AMERICA, a Delaware corporation


                                    By /s/ MORTON FLEISCHER
                                    -----------------------------------------
                                    Morton Fleischer, President and
                                    Chief Executive Officer

                                                                      APPENDIX B



                         PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
        C/O GEMISYS CORPORATION, P.O. BOX 3287, ENGLEWOOD, CO 80155-9758

                       ANNUAL MEETING DATE: MAY 10, 1995
     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Delaware corporation, hereby constitutes and appoints Christopher
H. Volk and John R. Barravecchia, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 15, 1995, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Scottsdale Princess Resort, 7575 E. Princess Drive, Scottsdale, Arizona on May 10, 1995 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes in ink, and sign, date and return this Proxy promptly, using the enclosed envelope.

1.       Election of Directors:


o  FOR ALL NOMINEES LISTED BELOW               o   WITHHOLD AUTHORITY
   (except as marked to the contrary below)        to vote all nominees listed
                                                   below



(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

-------------------------------------------------------------------------------


     Morton Fleischer, Robert W. Halliday, Willie R. Barnes, William C. Foxley, Donald C. Hannah, Louis P. Neeb, Kenneth B. Roath, Wendell J. Smith and Casey J. Sylla


2.      Proposal to approve the Company's 1995 Stock Option and Incentive Plan.

        o FOR    o AGAINST         o ABSTAIN

3. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1995.

        o FOR    o AGAINST         o ABSTAIN


4. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 31, 1995 and the Proxy Statement furnished therewith.

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

                          Dated _________________________________________ , 1995

                          ----------------------------------------------------
                          Authorized Signature

                          ----------------------------------------------------
                          Title

                          ----------------------------------------------------
                          Authorized Signature

                          ----------------------------------------------------
                          Title

         To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

o       ANNUAL MEETING.    Please check here to indicate that you plan to attend
        the Annual Meeting of Shareholders on May 10, 1995.